SEMI-ANNUAL REPORT

President's Message

Dear Investor:

Enclosed is the Semi-Annual Report to Shareholders for Federated High Yield Trust. The report covers the six-month period from March 1, 2000 through August 31, 2000 and includes an investment review by the fund's portfolio manager, followed by a complete list of portfolio holdings and the financial statements.

This mutual fund is managed to pursue opportunities available in the lower-grade corporate bond market.1 At the end of the reporting period, its well-diversified portfolio included high yield bonds issued by companies that span the business and industrial spectrum. Each holding is the result of an intensive research process.

During the reporting period, the fund paid dividends of $0.422 per share and produced a total return of (0.02%) that was impacted by a net asset value decline of $0.43 per share.2 The fund's net assets totaled $681.5 million on the last day of the reporting period.

Thank you for participating in Federated High Yield Trust. As always, we welcome your questions and comments.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
October 15, 2000

1 Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

High yield bonds generated lackluster absolute returns and unattractive relative returns for the six months ended August 31, 2000. For the reporting period, the Lehman Brothers High Yield Bond Index returned 0.46%, while the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned 5.52%.1 Credit quality issues were the main reason for the underperformance of the high yield market. Default rates, which are running between 5% and 6% on an annualized basis in 2000, remain well above the level experienced through much of the 1990s. The domestic economy is showing signs of slowing under the weight of Fed interest rate increases and high energy prices. These credit quality concerns are illustrated by a widening of the yield spread between the Credit Suisse First Boston High Yield Index2 and comparable U.S. Treasury securities. The spread increased from 608 basis points on February 29, 2000 to 773 basis points on August 31, 2000. Also, shareholder redemptions out of high yield mutual funds has put pressure on the secondary market trading levels for high yield securities.

The fund, which produced a total return of (0.02%) for the six-month period ended August 31, 2000, performed in line with the Lehman Brothers High Yield Index while substantially outperforming the Lipper High Current Yield Fund Average,3 which returned (1.28%). The fund benefited from strong security selection during the period as positions in Revlon, Allied Waste, Fairchild Corp., and Albecca substantially outperformed the overall market. Also, the fund benefited from merger and acquisition activity involving issuers in the portfolio. For example, Verio, Dialog, US Xchange and International Home Foods were acquired by stronger credits during the period while R&B Falcon, Intermedia Communications and Voicestream announced plans to be acquired. The fund was negatively impacted by its overweight in BB-rated securities and overweight in B-rated securities. Reflecting the quality bias in the period, BB-rated securities returned 4.55% while B-rated securities returned (0.50%). The fund was also negatively impacted by its underweight in the energy sector, which outperformed given high oil and gas prices. Specific holdings in Regal Cinemas, Dade International, Hermes, Viatel and Agrilink underperformed the market on disappointing financial performance while Clark Equipment, Dyersburg, Glenoit and Genesis Health defaulted on their obligations.

1 Lehman Brothers High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Investments cannot be made in an index.

2 Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return. Indexes are unmanaged and investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

We expect the credit environment to continue to be challenging with default rates remaining in the 5% to 6% range into 2001. However, much of the performance impact of higher default rates is priced into the market given wide yield spreads and a substantial percentage of the market trading at quasi distressed levels. This creates attractive total return opportunities as many of these issuers will continue to service their debt. The primary risk is that the economy moves into recession given the Fed's interest rate increases and the substantial increase in energy prices.

From a portfolio perspective, the telecommunication sector continues to be the largest industry exposure in the fund although we are roughly market weight in the sector. We believe telecommunication companies that can effectively execute their business plans will deliver attractive returns while issuers that do not execute will be dealt with harshly by the market. We also believe that merger and acquisition activity in the telecommunication space will remain high benefiting high yield issuers. We believe opportunities exist in strong BB-rated issuers trading cheap to historical levels, issuers trading at discounts to par where credit fundamentals are intact and new issues, which are priced to sell in a weak new issue market. We are seeking to capitalize in these areas while being always cognizant of the overall credit risk environment.

Portfolio of Investments

AUGUST 31, 2000 (UNAUDITED)

Principal Amount			Value
		CORPORATE BONDS--90.6%
		Aerospace & Defense--0.4%
$2,125,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	$1,923,125

1,000,000	[1,2]	Condor Systems, Inc., Sr. Sub. Note, 11.875%, 5/1/2009	655,000

		TOTAL	2,578,125

		Auto/Truck--0.6%
2,425,000		HAD Parts System, Inc., Sr. Sub. Note, 12.00%, 8/1/2005	1,630,812
2,800,000		J.L. French Automotive Castings, Inc., Sr. Sub. Note, (Series B), 11.50%, 6/1/2009	2,408,000

		TOTAL	4,038,812

		Automotive--2.8%
2,250,000		Accuride Corp., Sr. Sub. Note, (Series B), 9.25%, 2/1/2008	1,946,250
3,563,000		Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004	3,527,370
5,000,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	4,925,000
5,000,000		Lear Corp., Company Guarantee, 8.11%, 5/15/2009	4,779,350
1,000,000		Lear Corp., Sub. Note, 9.50%, 7/15/2006	1,010,000
1,000,000		Motor Coach Industries International, Inc., Sr. Sub. Note, 11.25%, 5/1/2009	755,000
2,000,000		Oxford Automotive, Inc., Company Guarantee, 10.125%, 6/15/2007	1,810,000

		TOTAL	18,752,970

		Banking--1.0%
7,150,000		GS Escrow Corp., Sr. Note, 7.125%, 8/1/2005	6,527,378

		Beverage & Tobacco--0.1%
700,000		National Wine & Spirits, Inc., Company Guarantee, 10.125%, 1/15/2009	682,500

		Broadcast Radio & TV--5.0%
2,750,000	[3]	ACME Television, LLC, Sr. Disc. Note, 0/10.875%, 9/30/2004	2,626,250
3,477,600		AMFM, Inc., Deb., 12.625%, 10/31/2006	4,138,344
3,850,000	[3]	Big City Radio, Inc., Company Guarantee, 0/11.25%, 3/15/2005	2,233,000
2,694,400		Capstar Broadcasting Partners, Inc., Bond, 12.00%, 7/1/2009	3,085,088
1,000,000		Capstar Broadcasting Partners, Inc., Sr. Sub. Note, 9.25%, 7/1/2007	1,035,000
3,600,000		Chancellor Media Corp., Sr. Sub. Note, 8.125%, 12/15/2007	3,654,000
3,925,000		Chancellor Media Corp., Sr. Sub. Note, 8.75%, 6/15/2007	3,983,875
8,425,000	[3]	Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007	7,013,812
3,800,000		Orion Network Systems, Sr. Note, 11.25%, 1/15/2007	2,299,000
2,575,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 8.75%, 12/15/2007	2,381,875
2,200,000	[1,2]	XM Satellite Radio, Inc., Sr. Note, (Series 144A), 14.00%, 3/15/2010	1,727,000

		TOTAL	34,177,244

Principal Amount			Value
		CORPORATE BONDS--continued
		Building & Development--1.0%
$3,325,000		American Builders & Contractors Supply Co., Inc., Sr. Sub. Note, 10.625%, 5/15/2007	$2,842,875
2,800,000		Formica Corp., Sr. Sub. Note, (Series B), 10.875%, 3/1/2009	1,638,000
1,275,000		Juno Lighting, Inc., Sr. Sub. Note, 11.875%, 7/1/2009	1,115,625
1,250,000		NCI Building System, Inc., Sr. Sub. Note, (Series B), 9.25%, 5/1/2009	1,206,250

		TOTAL	6,802,750

		Business Equipment & Services--1.8%
3,300,000		Buhrmann US, Inc., Sr. Sub. Note, 12.25%, 11/1/2009	3,415,500
243,725		Electronic Retailing Systems International, Inc., Sr. Disc. Note, 10.00%, 8/1/2001	92,616
243,725		Electronic Retailing Systems International, Inc., Sr. Disc. Note, 8.00%, 8/1/2001	17,061
4,050,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	3,817,125
4,225,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	3,982,062
6,100,000		U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008	945,500

		TOTAL	12,269,864

		Cable Television--11.1%
67,574	[4]	Australis Media Ltd., Sr. Disc. Note, 15.75%, 5/15/2003	1,014
3,950,000	[4]	Australis Media Ltd., Unit, 15.75%, 5/15/2003	59,250
2,000,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	1,959,500
1,265,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	1,296,625
4,375,000		CSC Holdings, Inc., Sr. Sub. Note, 9.25%, 11/1/2005	4,429,687
1,500,000		Charter Communications Holdings Capital Corp., 10.00%, 4/1/2009	1,500,000
13,400,000	[3]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	8,107,000
8,825,000	[3]	Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%, 2/15/2007	6,839,375
4,300,000		Echostar DBS Corp., Sr. Note, 9.375%, 2/1/2009	4,278,500
6,400,000	[3]	International Cabletel, Inc., Sr. Defd. Cpn. Note, 0/11.50%, 2/1/2006	6,056,000
1,000,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.50%, 6/15/2006	1,111,410
4,250,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	4,272,950
2,100,000	[3]	NTL, Inc., Sr. Disc. Note, 0/12.375%, 10/1/2008	1,359,750
975,000	[3]	NTL, Inc., Sr. Note, 0/9.75%, 4/1/2008	624,010
5,700,000		NTL, Inc., Sr. Note, 11.50%, 10/1/2008	5,842,500
3,300,000		Pegasus Media, Note, 12.50%, 7/1/2005	3,448,500
1,825,000	[3]	RCN Corp., Sr. Disc. Note, 0/11.125%, 10/15/2007	1,067,625
2,675,000	[3]	RCN Corp., Sr. Note, 0/11.00%, 7/1/2008	1,404,375
5,800,000		Rogers Cablesystems Ltd., Sr. Sub. GTD Note, 11.00%, 12/1/2015	6,409,000
3,000,000	[3]	TeleWest PLC, Sr. Disc. Note, 0/9.25%, 4/15/2009	1,680,000
1,150,000		TeleWest PLC, Sr. Note, 11.25%, 11/1/2008	1,155,750
Principal Amount			Value
		CORPORATE BONDS--continued
		Cable Television--continued
$5,175,000	[3]	UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006	$4,838,625
8,000,000	[3]	United International Holdings, Inc., Sr. Secd. Disc. Note, 0/10.75%, 2/15/2008	5,640,000
2,000,000		United Pan-Europe Communications NV, Sr. Disc. Note, 12.50%, 8/1/2009	950,000
2,675,000		United Pan-Europe Communications NV, Sr. Disc. Note, 13.375%, 11/1/2009	1,300,719

		TOTAL	75,632,165

		Chemicals & Plastics--3.8%
2,200,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	1,947,000
1,000,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	855,000
1,000,000		Georgia Gulf Corp., Sr. Sub. Note, 10.375%, 11/1/2007	1,042,500
2,800,000	[1,2]	Huntsman Corp., Sr. Sub. Note, 9.50%, 7/1/2007	2,450,000
3,000,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	3,060,000
8,625,000		Lyondell Chemical Co., Sr. Sub. Note, (Series B), 10.875%, 5/1/2009	8,840,625
5,200,000		Polymer Group, Inc., Sr. Sub. Note, 9.00%, 7/1/2007	4,212,000
2,525,000	[3]	Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%, 8/15/2008	1,148,875
2,325,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	2,011,125

		TOTAL	25,567,125

		Clothing & Textiles--1.1%
3,125,000		Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note, 10.00%, 1/15/2007	3,062,500
3,850,000	[1,4]	Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	327,250
3,325,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	2,477,125
4,450,000	[1,4]	Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	645,250
1,100,000		Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	214,500
2,975,000		Pillowtex Corp., Sr. Sub. Note, 9.00%, 12/15/2007	580,125

		TOTAL	7,306,750

		Conglomerates--0.5%
4,450,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	3,715,750

		Consumer Products--3.8%
3,000,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	2,745,000
2,000,000		American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005	1,930,000
2,850,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	2,322,750
2,925,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	2,526,322
850,000		Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	386,750
1,450,000	[3]	Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009	166,750
2,350,000	[1,2]	Jostens, Inc., Unit, 12.75%, 5/1/2010	2,411,688
2,850,000		NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007	2,451,000
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Products--continued
$8,950,000		Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%, 2/1/2008	$4,788,250
175,000	[1,2]	Scotts Co., Sr. Sub. Note, 8.625%, 1/15/2009	172,375
2,000,000	[3]	Sealy Mattress Co., Company Guarantee, 0/10.875%, 12/15/2007	1,500,000
1,250,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	1,218,750
1,575,000		True Temper Sports, Inc., Sr. Sub. Note, 10.875%, 12/1/2008	1,543,500
1,925,000		United Industries Corp., Sr. Sub. Note, 9.875%, 4/1/2009	924,000
1,000,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	920,000

		TOTAL	26,007,135

		Container & Glass Products--1.1%
1,000,000	[1,2]	Huntsman Packaging Corp., Unit, 13.00%, 6/1/2010	900,000
4,100,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	3,652,075
2,250,000		Russell Stanley Holdings, Inc., Sr. Sub. Note, 10.875%, 2/15/2009	1,068,750
1,600,000	[1,2]	Tekni-Plex, Inc., Sr. Sub. Note, 12.75%, 6/15/2010	1,624,000

		TOTAL	7,244,825

		Ecological Services & Equipment--2.5%
18,700,000		Allied Waste North America, Inc., Sr. Sub. Note, 10.00%, 8/1/2009	16,876,750

		Electronics--1.9%
2,325,000	[1,2]	Exodus Communications, Inc., Sr. Note, 11.625%, 7/15/2010	2,371,500
1,675,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	1,733,625
1,175,000	[1,2]	Flextronics International Ltd., Sr. Sub. Note, 9.875%, 7/1/2010	1,224,937
8,350,000		Telecommunications Techniques Co., LLC, Sr. Sub. Note, 9.75%, 5/15/2008	7,890,750

		TOTAL	13,220,812

		Farming & Agriculture--0.1%
1,000,000		Royster-Clark, Inc., 1st Mtg. Note, 10.25%, 4/1/2009	785,000

		Food & Drug Retailers--0.2%
1,600,000	[3]	Del Monte Foods Co., Sr. Disc. Note, 0/12.50%, 12/15/2007	1,212,000

		Food Products--2.0%
6,500,000		Agrilink Foods, Inc., Sr. Sub. Note, 11.875%, 11/1/2008	5,005,000
3,625,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	1,939,375
2,550,000		International Home Foods, Inc., Sr. Sub. Note, 10.375%, 11/1/2006	2,734,875
4,250,000		Triarc Consumer Products Group, LLC, Sr. Sub. Note, 10.25%, 2/15/2009	4,122,500

		TOTAL	13,801,750

Principal Amount			Value
		CORPORATE BONDS--continued
		Food Services--0.8%
$1,000,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	$675,000
600,000		CKE Restaurants, Inc., Sr. Sub. Note, 9.125%, 5/1/2009	387,000
3,925,000		Carrols Corp., Sr. Sub. Note, 9.50%, 12/1/2008	3,355,875
1,000,000		Domino's, Inc., Sr. Sub. Note, 10.375%, 1/15/2009	960,000

		TOTAL	5,377,875

		Forest Products--0.6%
2,050,000		Stone Container Corp., Sr. Note, 11.50%, 10/1/2004	2,108,938
2,000,000		Stone Container Corp., Sr. Note, 12.58%, 8/1/2016	2,090,000

		TOTAL	4,198,938

		Health Care--4.6%
5,000,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	4,225,000
4,725,000		Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006	1,866,375
1,950,000		Everest Healthcare Services Corp., Sr. Sub. Note, 9.75%, 5/1/2008	1,764,750
2,225,000	[4]	Genesis Health Ventures, Inc., Sr. Sub. Note, 9.25%, 10/1/2006	211,375
700,000	[4]	Genesis Health Ventures, Inc., Sr. Sub. Note, 9.75%, 6/15/2005	66,500
1,000,000	[4]	Genesis Health Ventures, Inc., Sr. Sub. Note, 9.875%, 1/15/2009	105,000
1,800,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	1,584,000
1,750,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	1,233,750
4,475,000		Kinetic Concepts, Inc., Company Guarantee, 9.625%, 11/1/2007	3,468,125
3,500,000		Tenet Healthcare Corp., Sr. Note, 7.625%, 6/1/2008	3,316,250
1,175,000		Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005	1,157,375
8,250,000	[1,2]	Tenet Healthcare Corp., Sr. Note, 9.25%, 9/1/2010	8,600,625
3,650,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.625%, 1/15/2007	3,613,500

		TOTAL	31,212,625

		Hotels, Motels, Inns & Casinos--2.6%
1,100,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	1,105,500
5,525,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	5,027,750
2,900,000		HMH Properties, Inc., Sr. Note, (Series A), 7.875%, 8/1/2005	2,769,500
4,625,000		HMH Properties, Inc., Sr. Note, (Series B), 7.875%, 8/1/2008	4,370,625
4,200,000		HMH Properties, Inc., Sr. Note, (Series C), 8.45%, 12/1/2008	4,074,000

		TOTAL	17,347,375

		Industrial Products & Equipment--4.3%
500,000	[1,2]	Actuant Corp., Sr. Sub. Note, 13.00%, 5/1/2009	512,500
2,250,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	2,283,750
1,650,000		Blount, Inc., Company Guarantee, 13.00%, 8/1/2009	1,699,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial Products & Equipment--continued
$3,800,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	$3,895,000
4,325,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	1,492,125
2,300,000		Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006	2,173,500
1,400,000		ISG Resources, Inc., Sr. Sub. Note, 10.00%, 4/15/2008	1,190,000
1,925,000		International Utility Structures, Inc., Sr. Sub. Note, 10.75%, 2/1/2008	1,395,625
4,600,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	4,577,000
2,200,000		Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007	1,672,000
1,825,000		Neenah Corp., Sr. Sub. Note, (Series B), 11.125%, 5/1/2007	1,387,000
2,300,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	2,150,500
5,225,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	4,911,500

		TOTAL	29,340,000

		Leisure & Entertainment--1.8%
6,109,000	[3,4]	AMF Bowling Worldwide, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006	1,130,165
100,000	[4]	AMF Bowling Worldwide, Inc., Sr. Sub. Note, 10.875%, 3/15/2006	21,500
15,025,000	[3]	Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	10,217,000
600,000		Premier Parks, Inc., Sr. Note, 9.25%, 4/1/2006	567,000
6,450,000		Regal Cinemas, Inc., Sr. Sub. Note, 9.50%, 6/1/2008	612,750

		TOTAL	12,548,415

		Machinery & Equipment--2.3%
5,525,000	[1,4]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	856,375
1,000,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	885,000
2,775,000		Fairchild Corp., Sr. Sub. Note, 10.75%, 4/15/2009	2,206,125
2,200,000		National Equipment Services, Inc., Sr. Sub. Note, 10.00%, 11/30/2004	1,837,000
1,250,000		NationsRent, Inc., Company Guarantee, 10.375%, 12/15/2008	981,250
6,000,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	5,640,000
1,700,000		United Rentals, Inc., Company Guarantee, (Series B), 9.00%, 4/1/2009	1,581,000
2,000,000		WEC Co., Sr. Note, 12.00%, 7/15/2009	1,510,000

		TOTAL	15,496,750

		Metals & Mining--0.2%
3,525,000	[1,2]	AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	616,875
5,900,000	[1,2]	AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006	442,500
700,000		Murrin Murrin Holdings Pty Ltd., Sr. Secd. Note, 9.375%, 8/31/2007	605,500

		TOTAL	1,664,875

Principal Amount			Value
		CORPORATE BONDS--continued
		Oil & Gas--2.2%
$5,250,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	$4,751,250
2,075,000		DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007	2,012,750
1,100,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	1,146,750
2,250,000		Pogo Producing Co., Sr. Sub. Note, 8.75%, 5/15/2007	2,148,750
3,550,000		R&B Falcon Corp., Sr. Note, 12.25%, 3/15/2006	4,206,750
1,000,000		Triton Energy Corp., Sr. Note, 9.25%, 4/15/2005	1,020,000

		TOTAL	15,286,250

		Printing & Publishing--1.0%
1,200,000		Garden State Newspapers, Inc., Sr. Sub. Note, 8.75%, 10/1/2009	1,110,000
4,425,000		K-III Communications Corp., Company Guarantee, (Series B), 8.50%, 2/1/2006	4,248,000
1,500,000	[1,2]	Ziff Davis Media, Inc., Sr. Sub. Note, 12.00%, 7/15/2010	1,560,000

		TOTAL	6,918,000

		Services--2.9%
2,057,000		Coinmach Corp., Sr. Note, 11.75%, 11/15/2005	2,077,570
9,775,000	[3]	Crown Castle International Corp., Sr. Disc. Note, 0/10.375%, 5/15/2011	6,402,625
750,000	[3]	Crown Castle International Corp., Sr. Disc. Note, 0/11.25%, 8/1/2011	498,750
1,125,000		Crown Castle International Corp., Sr. Note, 10.75%, 8/1/2011	1,181,250
1,150,000		Metricom, Inc., Company Guarantee, 13.00%, 2/15/2010	782,000
2,175,000	[1,2]	Orius Capital Corp., Sr. Sub. Note, 12.75%, 2/1/2010	2,251,125
2,450,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	2,296,875
3,100,000	[3]	SpectraSite Holdings, Inc., Sr. Disc. Note, 0/12.875%, 3/15/2010	1,767,000
2,300,000		URS Corp., Sr. Sub. Note, 12.25%, 5/1/2009	2,334,500

		TOTAL	19,591,695

		Steel--0.2%
1,275,000		Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006	1,216,503

		Surface Transportation--2.4%
2,050,000		Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007	1,783,500
4,950,000	[1,4]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	74,250
2,875,000		Gearbulk Holding Ltd., Sr. Note, 11.25%, 12/1/2004	2,910,937
1,850,000		Railworks Corp., Company Guarantee, 11.50%, 4/15/2009	1,646,500
8,300,000		Stena AB, Sr. Note, 10.50%, 12/15/2005	8,092,500
2,500,000		Stena Line AB, Sr. Note, 10.625%, 6/1/2008	1,387,500
3,125,000		The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	453,125

		TOTAL	16,348,312

Principal Amount			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--23.9%
$2,750,000	[3]	AirGate PCS, Inc., Sr. Sub. Note, 0/13.50%, 10/1/2009	$1,753,125
1,400,000	[3]	Alamosa PCS Holdings, Inc., 0/12.875%, 2/15/2010	805,000
2,000,000	[3]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/10.80%, 5/15/2009	710,000
5,625,000	[3]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/8.94%, 8/15/2008	2,082,994
8,250,000	[3]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%, 8/15/2007	3,761,257
2,000,000	[3]	Dolphin Telecom PLC, Sr. Disc. Note, 0/14.00%, 5/15/2009	410,000
1,625,000	[3]	E.Spire Communications, Inc., Sr. Disc. Note, 0/12.75%, 4/1/2006	654,062
10,200,000		Global Crossing Holdings Ltd., Company Guarantee, 9.50%, 11/15/2009	10,251,000
7,650,000		Hermes Europe Railtel B.V., Sr. Note, 11.50%, 8/15/2007	5,240,250
3,275,000	[3]	Intermedia Communications, Inc., Sr. Disc. Note, 0/11.25%, 7/15/2007	2,243,375
10,925,000	[3]	Intermedia Communications, Inc., Sr. Disc. Note, 0/12.50%, 5/15/2006	9,450,125
2,000,000	[3]	Intermedia Communications, Inc., Sr. Disc. Note, (Series B), 0/12.25%, 3/1/2009	1,010,000
16,450,000	[3]	Level 3 Communications, Inc., Sr. Disc. Note, 0/10.50%, 12/1/2008	10,075,625
2,825,000		Level 3 Communications, Inc., Sr. Note, 9.125%, 5/1/2008	2,546,031
12,575,000	[3]	McLeodUSA, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007	10,563,000
1,500,000		McLeodUSA, Inc., Sr. Note, 8.375%, 3/15/2008	1,372,500
1,125,000		McLeodUSA, Inc., Sr. Note, 9.25%, 7/15/2007	1,091,250
2,725,000		Metromedia Fiber Network, Inc., Sr. Note, 10.00%, 12/15/2009	2,697,750
6,200,000	[3]	Millicom International Cellular S. A., Sr. Disc. Note, 0/13.50%, 6/1/2006	5,549,000
1,550,000	[3]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.95%, 2/15/2008	1,185,750
11,550,000		NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	11,376,750
3,500,000	[3]	Nextel International, Inc., Sr. Disc. Note, 0/12.125%, 4/15/2008	2,294,040
2,113,000	[3]	Nextel Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	1,489,665
6,300,000	[3]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.125%, 12/1/2009	3,433,500
3,400,000	[3]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.25%, 6/1/2009	2,040,000
6,000,000	[3]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/9.45%, 4/15/2008	3,765,000
3,850,000		NEXTLINK Communications, Inc., Sr. Note, 10.75%, 6/1/2009	3,734,500
3,000,000		NEXTLINK Communications, Inc., Sr. Note, 9.00%, 3/15/2008	2,692,500
1,600,000		Northpoint Communications Group, Inc., Sr. Note, 12.875%, 2/15/2010	1,560,000
3,400,000		PsiNet, Inc., Sr. Note, 10.00%, 2/15/2005	2,941,000
2,775,000		PsiNet, Inc., Sr. Note, 11.00%, 8/1/2009	2,400,375
2,175,000		PsiNet, Inc., Sr. Note, 11.50%, 11/1/2008	1,930,313
3,000,000	[3]	Qwest Communications International, Inc., Sr. Disc. Note, 0/8.29%, 2/1/2008	2,461,380
2,000,000		Rhythms NetConnections, Inc., Sr. Note, 14.00%, 2/15/2010	1,310,000
4,200,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	4,242,000
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
$3,675,000	[3]	Telesystem International Wireless, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2007	$2,076,375
6,350,000	[3]	Telesystem International Wireless, Inc., Sr. Disc. Note, 0/13.25%, 6/30/2007	4,222,750
4,575,000	[3]	Teligent AB, Sr. Disc. Note, 0/11.50%, 3/1/2008	1,761,375
4,250,000		Teligent AB, Sr. Note, 11.50%, 12/1/2007	2,698,750
1,000,000	[3]	Tritel PCS, Inc., Company Guarantee, 0/12.75%, 5/15/2009	705,000
8,500,000	[3]	Triton PCS, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	6,460,000
3,000,000		USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004	2,355,000
1,100,000		Verio, Inc., Sr. Note, 10.625%, 11/15/2009	1,305,414
2,650,000		Verio, Inc., Sr. Note, 11.25%, 12/1/2008	3,132,062
1,000,000		Viatel, Inc., Sr. Note, 11.50%, 3/15/2009	575,000
2,275,000	[3]	Viatel, Inc., Unit, 0/12.50%, 4/15/2008	784,875
5,750,000		Viatel, Inc., Unit, 11.25%, 4/15/2008	3,306,250
7,500,000		VoiceStream Wireless Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	5,437,500
2,000,000		VoiceStream Wireless Corp., Sr. Note, 10.375%, 11/15/2009	2,170,000
7,009,000	[1,2,3]	WinStar Communications, Inc., Sr. Sub. Defd. Deb., 0/14.75%, 4/15/2010	2,856,168
2,392,000	[1,2]	WinStar Communications, Inc., Sr. Sub. Defd. Deb., 12.75%, 4/15/2010	2,069,080

		TOTAL	163,038,716

		Utilities--0.1%
500,000	[1,2]	AES Drax Energy Ltd., Sr. Secd. Note, 11.50%, 8/30/2010	524,120

		TOTAL CORPORATE BONDS (IDENTIFIED COST $748,857,224)	617,310,154

		COMMON STOCKS/WARRANTS--0.4%
		Broadcast Radio & TV--0.0%
2,200	[4]	XM Satellite Radio, Inc., Warrants	287,100

		Business Equipment & Services--0.0%
3,725	[4]	Electronic Retailing Systems International, Inc., Warrants	3,725

		Cable Television--0.0%
2,525	[4]	Australis Holdings Property Ltd., Warrants	0
68	[4]	CS Wireless Systems, Inc.	9
9,825	[4]	UIH Australia/Pacific, Warrants	297,206

		TOTAL	297,215

		Chemicals & Plastics--0.0%
4,675	[4]	Sterling Chemicals Holdings, Inc., Warrants	43,244

		Metals & Mining--0.0%
138,395	[1,4]	Royal Oak Mines, Inc.	692

Shares			Value
		COMMON STOCKS/WARRANTS--continued
		Oil & Gas--0.2%
2,400	[4]	R&B Falcon Corp., Warrants	$1,601,832

		Printing & Publishing--0.1%
5,350	[4]	Medianews Group, Inc.	802,500

		Services--0.0%
1,750	[4]	Metricom, Inc., Warrants	52,938

		Steel--0.0%
1,800	[4]	Bar Technologies, Inc., Warrants	18

		Telecommunications & Cellular--0.1%
4,200	[4]	MetroNet Communications Corp., Warrants	441,000

		TOTAL COMMON STOCKS/WARRANTS (IDENTIFIED COST $1,482,886)	3,530,264

		PREFERRED STOCKS--5.1%
		Banking--0.2%
57,000		California Federal Preferred Capital Corp., REIT Perpetual Pfd. Stock, (Series A), $2.28	1,296,750

		Broadcast Radio & TV--1.1%
3,375		Benedek Communications Corp., Sr. Exchangeable PIK	1,873,125
54,825		Sinclair Broadcast Group, Inc., Cumulative Pfd., $11.63	5,290,613

		TOTAL	7,163,738

		Business Equipment & Services--0.0%
1,949		Electronic Retailing Systems International, Inc., Conv. Pfd.	19

		Cable Television--0.9%
5,738		Pegasus Communications Corp., Cumulative PIK Pfd., (Series A), 12.75%	6,053,451

		Food Services--0.0%
30,307	[4]	Nebco Evans Holding Co., Exchangeable Pfd. Stock	18,942

		Health Care--0.1%
13,224		River Holding Corp., Sr. Exchangeable PIK	932,292

		Industrial Products & Equipment--0.3%
2,000		Fairfield Manufacturing Co., Inc., Cumulative Exchangeable Pfd. Stock	1,710,000
106	[1,2]	International Utility Structures, Inc., Unit	72,345
300	[1,2]	International Utility Structures, Inc., Unit, $13.00	231,750

		TOTAL	2,014,095

		Oil & Gas--0.9%
4,959		R&B Falcon Corp., PIK Pfd., 13.875%	6,173,849

		Printing & Publishing--0.7%
55,100		Primedia, Inc., Exchangeable Pfd. Stock, (Series H), $2.16	4,655,950

Shares			Value
		PREFERRED STOCKS--continued
		Telecommunications & Cellular--0.9%
4,241		NEXTEL Communications, Inc., Cumulative PIK Pfd., (Series D), 13.00%	$4,516,665
1,711		NEXTEL Communications, Inc., Exchangeable Pfd. Stock, (Series E)	1,659,666

		TOTAL	6,176,331

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $38,732,181)	34,485,417

		MUTUAL FUNDS--3.1%[5]
20,844,884		Prime Value Obligations Fund, (Series IS) (at net asset value)	20,844,884

		TOTAL INVESTMENTS (IDENTIFIED COST $809,917,175)[6]	$676,170,719

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2000, these securities amounted to $35,177,405 which represents 5.2% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $33,273,588 which represents 4.9% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

3 Denotes a Zero Coupon bond with effective rate at time of purchase.

4 Non-income producing security.

5 Pursuant to an exemptive order, the fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company, the fund's adviser. Federated Investment Management Company has agreed to reimburse certain investment advisory fees as a result of these transactions.

6 The cost of investments for federal tax purposes amounts to $809,917,175. The net unrealized depreciation of investments on a federal tax basis amounts to $133,746,456 which is comprised of $12,609,514 appreciation and $146,355,970 depreciation at August 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($681,527,896) at August 31, 2000.

The following acronyms are used throughout this portfolio:

GTD	--Guaranty
PIK	--Payment in Kind
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

AUGUST 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $809,917,175)		$676,170,719
Income receivable		14,516,048
Receivable for investments sold		231
Receivable for shares sold		537,207

TOTAL ASSETS		691,224,205

Liabilities:
Payable for investments purchased	$944,356
Payable for shares redeemed	2,402,882
Income distribution payable	6,181,964
Accrued expenses	167,107

TOTAL LIABILITIES		9,696,309

Net assets for 89,639,025 shares outstanding		$681,527,896

Net Assets Consist of:
Paid in capital		$861,459,135
Net unrealized depreciation of investments		(133,746,456)
Accumulated net realized loss on investments		(45,464,716)
Distributions in excess of net investment income		(720,067)

TOTAL NET ASSETS		$681,527,896

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$681,527,896 ÷ 89,639,025 shares outstanding		$7.60

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

Investment Income:
Dividends			$2,122,838
Interest (net of foreign taxes withheld of $3,646)			39,607,995

TOTAL INCOME			41,730,833

Expenses:
Investment adviser fee		$2,701,854
Administrative personnel and services fee		271,254
Custodian fees		20,533
Transfer and dividend disbursing agent fees and expenses		99,064
Directors'/Trustees' fees		7,215
Auditing fees		6,854
Legal fees		1,804
Portfolio accounting fees		48,991
Shareholder services fee		900,577
Share registration costs		13,708
Printing and postage		23,448
Insurance premiums		1,082
Miscellaneous		9,740

TOTAL EXPENSES		4,106,124

Waivers:
Waiver of investment adviser fee	$(744,937)
Waiver of shareholder services fee	(180,116)
Reimbursement of investment adviser fee	(775)

TOTAL WAIVERS		(925,828)

Net expenses			3,180,296

Net investment income			38,550,537

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(16,376,196)
Net change in unrealized depreciation of investments			(22,345,205)

Net realized and unrealized loss on investments			(38,721,401)

Change in net assets resulting from operations			$(170,864)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) August 31, 2000	Year Ended February, 29, 2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$38,550,537	$92,161,908
Net realized gain (loss) on investments ($(16,376,196) and $(22,135,778), respectively, as computed for federal tax purposes)	(16,376,196)	(22,135,778)
Net change in unrealized depreciation	(22,345,205)	(74,512,017)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(170,864)	(4,485,887)

Distributions to Shareholders:
Distributions from net investment income	(39,092,804)	(92,931,635)

Share Transactions:
Proceeds from sale of shares	224,781,978	721,761,032
Net asset value of shares issued to shareholders in payment of distributions declared	20,022,225	60,254,638
Cost of shares redeemed	(297,625,067)	(980,826,099)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(52,820,864)	(198,810,429)

Change in net assets	(92,084,532)	(296,227,951)

Net Assets:
Beginning of period	773,612,428	1,069,840,379

End of period	$681,527,896	$773,612,428

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 28 or 29,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$8.03	$8.92	$9.73	$9.41	$9.09	$8.57
Income From Investment Operations:
Net investment income	0.42	0.84	0.83	0.82	0.85	0.85
Net realized and unrealized gain (loss) on Investments	(0.43)	(0.89)	(0.81)	0.32	0.33	0.51

TOTAL FROM INVESTMENT OPERATIONS	(0.01)	(0.05)	0.02	1.14	1.18	1.36

Less Distributions:
Distributions from net investment income	(0.42)	(0.84)	(0.83)	(0.82)	(0.85)	(0.84)
Distributions in excess of net investment income[1]	--	--	--	--	(0.01)	--

TOTAL DISTRIBUTIONS	(0.42)	(0.84)	(0.83)	(0.82)	(0.86)	(0.84)

Net Asset Value, End of Period	$7.60	$8.03	$8.92	$9.73	$9.41	$9.09

Total Return[2]	(0.02%)	(0.69%)	0.33%	12.74%	13.74%	16.47%

Ratios to Average Net Assets:

Expenses	0.88%[3]	0.88%	0.88%	0.88%	0.88%	0.88%

Net investment income	10.70%[3]	9.67%	9.02%	8.73%	9.45%	9.53%

Expense waiver/reimbursement[4]	0.26%[3]	0.28%	0.26%	0.27%	0.28%	0.30%

Supplemental Data:

Net assets, end of period (000 omitted)	$681,528	$773,612	$1,069,840	$1,199,063	$938,363	$673,779

Portfolio turnover	9%	52%	47%	84%	81%	87%

1 Distributions in excess of net investment income for the period ended February 28, 1997, was a result of a certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purpose.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

AUGUST 31, 2000 (UNAUDITED)

ORGANIZATION

Federated High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust's investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The Trust's portfolio of investments consists primarily of lower rated corporate debt obligations. These lower rated obligations may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower rated debt obligations are regarded as predominately speculative with respect to each issuer's continuing ability to make interest and principal payments (i.e. the obligations are subject to the risk of default).

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreements.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities. The Trust, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

Federal Taxes

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At February 29, 2000, the Trust, for federal tax purposes, had a capital loss carryforward of $11,330,635, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$1,456,604

2008	$ 9,874,031

Additionally, net capital losses of $16,728,938 attributable to security transactions incurred after October 31, 1999, are treated as arising on March 1, 2000, the first day of the fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Trust or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Trust will not incur any registration costs upon such resales. The Trust's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust's pricing committee.

Additional information on each restricted security held at August 31, 2000 is as follows:

Security	Acquisition Date	Acquisition Cost
Ameritruck Distribution Corp., Sr. Sub. Note	11/15/1995 - 10/22/1997	$4,935,278

Clair Material Handling Corp., Sr. Note	11/22/1996 - 7/21/1997	$5,716,875

Dyersburg Corp., Sr. Sub. Note	8/20/1997 - 11/12/1997	$3,893,500

Glenoit Corp., Sr. Sub. Note	3/26/1997 - 8/19/1997	$4,646,903

Royal Oak Mines, Inc.	2/24/1999	$ 15,376

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in capital stock were as follows:

	Six Months Ended August 31, 2000	Year Ended February 29, 2000
Shares sold	29,213,450	83,657,351
Shares issued to shareholders in payment of distributions declared	2,610,241	7,074,155
Shares redeemed	(38,556,106)	(114,278,787)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(6,732,415)	(23,547,281)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended August 31, 2000, were as follows:

Purchases	$58,244,041

Sales	$120,209,274

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

Federated High Yield Trust

SEMI-ANNUAL REPORT TO SHAREHOLDERS

AUGUST 31, 2000

Federated
Federated High Yield Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314197104

8092705 (10/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.